CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated February 28, 2019, relating to the financial statements and financial highlights of Brookfield Real Assets Income Fund Inc. appearing in the Annual Report on Form N-CSR for the year ended December 31, 2018, and to the references to us under the heading “Questions & Answers” in the Important Notice, in the Notice of Joint Special Meeting of Shareholders, under the headings “Joint Special Meeting of Shareholders”, “Proposal 3: Ratification of Selection of Deloitte & Touche LLP as the RA’s Independent Registered Public Accounting Firm”, “Other Service Providers”, “Financial Highlights”, “Proposal 3: Ratification of Selection of Deloitte & Touche LLP as the RA’s Independent Registered Public Accounting Firm”, and “Voting Information and Requirements” in the Joint Proxy Statement/Prospectus, and under the headings “Independent Registered Public Accounting Firm” and “Article IV Representations and Warranties” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP
Chicago, Illinois
November 1, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated February 28, 2019, relating to the financial statements and financial highlights of Brookfield Global Listed Infrastructure Income Fund Inc. appearing in the Annual Report on Form N-CSR for the year ended December 31, 2018, and to the references to us under the heading “Questions & Answers” in the Important Notice, in the Notice of Joint Special Meeting of Shareholders, under the headings “Joint Special Meeting of Shareholders”, “Proposal 3: Ratification of Selection of Deloitte & Touche LLP as the RA’s Independent Registered Public Accounting Firm”, “Other Service Providers”, “Financial Highlights”, “Proposal 3: Ratification of Selection of Deloitte & Touche LLP as the RA’s Independent Registered Public Accounting Firm”, and “Voting Information and Requirements” in the Joint Proxy Statement/Prospectus, and under the headings “Independent Registered Public Accounting Firm” and “Article IV Representations and Warranties” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP
Chicago, Illinois
November 1, 2019